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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): March 27, 2006


                               MOVADO GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


           1-16497                                      13-2595932
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   (Commission File Number)               (IRS Employer Identification Number)



                  650 FROM ROAD
               PARAMUS, NEW JERSEY                          07652
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     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (201) 267-8000


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_|   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

     |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 27, 2006, Lacoste S.A., Sporloisirs S.A., Lacoste Alligator S.A. (collectively, "LACOSTE") and MGI Luxury Group S.A. ("MOVADO"), entered into a license agreement (the "LICENSE AGREEMENT").

GRANT OF LICENSE, TERM AND TERMINATION

Movado received a worldwide, exclusive right and license to use the trademarks "LACOSTE" and the pictorial representation of the Crocodile, in each case, approved by Lacoste, in connection with the creation, development, manufacture, distribution, marketing, merchandising, advertising, promotion and sale of watches, time-keeping devices and watch and time-keeping device accessories bearing Lacoste trademarks (the "LACOSTE WATCHES"). Under the License Agreement Movado may sub-license the rights granted by Lacoste to qualified sub-licensees, subject to Lacoste's approval of each sublicensee's qualifications, and subject to certain terms and conditions imposed on the sub-licensees.

The term of the License Agreement will run from January 1, 2007 through December 31, 2014. It will automatically renew at the end of the initial term, and each subsequent term, for a period of five years, unless one party notifies the other party at least six months prior to the end of the current term of its intent not to renew the License Agreement. The License Agreement may also be terminated for industry standard causes, as well as by Lacoste if minimum net sales targets have not been reached for any year, or in the event of certain changes of control of Movado.

DISTRIBUTION CHANNELS

The Lacoste Watches will be sold by Movado through approved watch retailers worldwide and by certain Lacoste boutiques and Lacoste locations in retail stores.

MARKETING, ADVERTISING AND DISTRIBUTION

Movado will be responsible for promoting the worldwide distribution and sale of Lacoste Watches and will provide Lacoste with regular reports on estimated and actual net sales and sales to distributors of the Lacoste Watches. Movado will also consult with Lacoste in advance regarding the marketing and sales of each season's collection and will be responsible for the development of advertising for the Lacoste Watches. Lacoste will remain responsible for the promotion and advertising activities with regards to its brand and will assist Movado in the marketing of Lacoste Watches.

ROYALTIES

Movado is required to make quarterly royalty payments, in Euros, based on a percentage of all net sales of the Lacoste Watches. Movado is required to have a minimum amount of annual net sales of Lacoste Watches worldwide. There is no sales minimum for the first year of the License Agreement.



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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:  March 30, 2006

                                            MOVADO GROUP, INC.


                                            By:  /s/ Timothy F. Michno
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                                            Name:   Timothy F. Michno
                                            Title:  General Counsel